UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2007

PAETEC Holding Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-52486	20-5339741
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One PAETEC Plaza 600 Willowbrook Office Park Fairport, New York	14450
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 340-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Merger Agreement Amendment.    Effective as of December 18, 2007, PAETEC Holding Corp. (“PAETEC”), McLeodUSA Incorporated (“McLeodUSA”) and PS Acquisition Corp., a direct wholly-owned subsidiary of PAETEC, entered into Amendment No. 1 (the “Amendment”) to the Agreement and Plan of Merger, dated as of September 17, 2007, among PAETEC, McLeodUSA and the PAETEC subsidiary (the “merger agreement”), pursuant to which the PAETEC subsidiary will merge with and into McLeodUSA (the “merger”), with McLeodUSA surviving the merger as a direct wholly-owned subsidiary of PAETEC. The Amendment provides that adoption of the merger agreement and approval of the transactions contemplated by the merger agreement, including the merger, by McLeodUSA stockholders will be voted on at a special meeting of McLeodUSA stockholders and that McLeodUSA will hold its meeting on or about the same date as the date on which PAETEC will hold its special stockholder meeting to vote on approval of issuance of PAETEC common stock in the merger. Under the Amendment, which was adopted to meet regulatory requirements, the McLeodUSA stockholder vote at the special meeting, rather than the written consents previously delivered by holders of a majority of McLeodUSA’s voting power, will be required to satisfy the merger agreement closing condition. The foregoing description of the Amendment is qualified in its entirety by reference to the text of the Amendment, which is filed as Exhibit 2.1 to this report and incorporated by reference herein.

In connection with the Amendment, PAETEC has requested withdrawal of its registration statement previously filed with the SEC relating to the merger offering and expects imminently to file a new registration statement for the merger offering that will provide information about the McLeodUSA special meeting.

Voting Agreements.    Concurrently with the execution of the Amendment, PAETEC entered into voting agreements, dated as of December 18, 2007, with McLeodUSA stockholders that collectively own approximately 67.6% of the outstanding McLeodUSA common stock as of the date of the Amendment, pursuant to which such stockholders have agreed to vote their shares of McLeodUSA common stock at the special meeting referred to above in favor of adoption of the merger agreement and approval of the transactions contemplated by the merger agreement, including the merger. The McLeodUSA stockholders signing the voting agreements consist of investment funds managed by Wayzata Investment Partners LLC, investment funds and entities advised by Fidelity Management & Research Company and its affiliates, and Jefferies High Yield Trading, LLC. The foregoing description of the voting agreements is qualified in its entirety by reference to the text of the form of voting agreement, which is filed as Exhibit 10.1 to this report and incorporated by reference herein.

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Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

The following documents are filed herewith as exhibits to this report:

Exhibit Number	Description of Exhibit
2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of December 18, 2007, by and among PAETEC Holding Corp., McLeodUSA Incorporated and PS Acquisition Corp.

10.1	Form of Voting Agreement, dated as of December 18, 2007, by and among PAETEC Holding Corp., McLeodUSA Incorporated and each of Wayzata Opportunities Fund, LLC, Wayzata Opportunities Fund Offshore, L.P., Wayzata Recovery Fund, LLC, Wayland Distressed Opportunities Fund I-B, LLC, Wayland Distressed Opportunities Fund I-C, LLC, Fidelity Advisor Series II: Fidelity Advisor High Income Advantage Fund, Commonwealth of Massachusetts Pension Reserves Investment Management Board, Pension Investment Committee of General Motors for General Motors Employees Domestic Group Pension Trust, Fidelity Securities Fund: Fidelity Leveraged Company Stock Fund, Fidelity Advisor Series I: Fidelity Advisor Leveraged Company Stock Fund, and Jefferies High Yield Trading, LLC.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAETEC Holding Corp.

Date: December 19, 2007	/s/ Charles E. Sieving
Charles E. Sieving
Executive Vice President and General Counsel

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit
2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of December 18, 2007, by and among PAETEC Holding Corp., McLeodUSA Incorporated and PS Acquisition Corp.

10.1	Form of Voting Agreement, dated as of December 18, 2007, by and among PAETEC Holding Corp., McLeodUSA Incorporated and each of Wayzata Opportunities Fund, LLC, Wayzata Opportunities Fund Offshore, L.P., Wayzata Recovery Fund, LLC, Wayland Distressed Opportunities Fund I-B, LLC, Wayland Distressed Opportunities Fund I-C, LLC, Fidelity Advisor Series II: Fidelity Advisor High Income Advantage Fund, Commonwealth of Massachusetts Pension Reserves Investment Management Board, Pension Investment Committee of General Motors for General Motors Employees Domestic Group Pension Trust, Fidelity Securities Fund: Fidelity Leveraged Company Stock Fund, Fidelity Advisor Series I: Fidelity Advisor Leveraged Company Stock Fund, and Jefferies High Yield Trading, LLC.